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                                                                 Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   The undersigned, Ronald J. Ivans, Chief Financial Officer of the managing owner, Prudential Securities Futures Management Inc. (the 'Managing Owner'), of Prudential Securities Strategic Trust (the 'Trust'), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Trust's Quarterly Report on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the 'Quarterly Report'), fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Ronald J. Ivans
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Ronald J. Ivans
Chief Financial Officer of the Managing Owner
August 14, 2003